UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 2, 2024
Summit Midstream Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-42201	99-3056990
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
910 Louisiana Street, Suite 4200
Houston, TX 77002
(Address of principal executive office) (Zip Code)
(Registrants’ telephone number, including area code): (832) 413-4770
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Securities Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SMC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note
This Amendment No. 1 on Form 8-K/A is being filed by Summit Midstream Corporation (the “Company”) to amend its current report on Form 8-K filed with the Securities and Exchange Commission on December 2, 2024 (the “Original Report”), solely to provide the financial statements of the business acquired and the related pro forma financial information required by Item 9.01 of Form 8-K. Except as otherwise provided herein, the disclosure made in the Original Report remains unchanged.
As previously disclosed in the Original Report, on December 2, 2024, the Company completed the transaction contemplated in the Business Contribution Agreement, dated as of October 1, 2024 (the “Business Contribution Agreement”), by and among the Company, Summit Midstream Partners, LP, a Delaware limited partnership, and Tall Oak Midstream Holdings, LLC, a Delaware limited liability company (“Tall Oak Parent”), pursuant to which Tall Oak Parent contributed all of its equity interests in Tall Oak Midstream Operating, LLC, a Delaware limited liability company (“Tall Oak”), to Summit Midstream Partners, LP in exchange for certain cash and equity consideration from the Company.
Item 9.01 Financial Statements and Exhibits.
(a) Financial statements of the business acquired.
The audited consolidated financial statements of Tall Oak and its subsidiaries as of and for the year ended December 31, 2023 filed as Exhibit 99.1 and incorporated herein by reference.
The audited consolidated financial statements of Tall Oak and its subsidiaries as of and for the year ended December 31, 2022 filed as Exhibit 99.2 and incorporated herein by reference.
The unaudited consolidated financial statements of Tall Oak and its subsidiaries as of September 30, 2024 and December 31, 2023 and for the nine month periods ended September 30, 2024 and September 30, 2023 are filed as Exhibit 99.3 and incorporated herein by reference.
(b) Pro Forma Financial Information.
The following unaudited pro forma financial information of the Company is filed as Exhibit 99.4 to this Current Report on Form 8-K/A and is incorporated herein by reference:
•Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2024.
•Unaudited Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 2024.
•Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2023.

(d) Exhibits

Exhibit Number	Description
23.1	Consent of Weaver and Tidwell, L.L.P.
23.2	Consent of Grant Thornton LLP
99.1	Audited consolidated financial statements of Tall Oak Midstream Operating, LLC and its subsidiaries as of and for the year ended December 31, 2023
99.2	Audited consolidated financial statements of Tall Oak Midstream Operating, LLC and its subsidiaries as of and for the year ended December 31, 2022
99.3
Unaudited consolidated financial statements of Tall Oak Midstream Operating, LLC and its subsidiaries as of September 30, 2024 and December 31, 2023 and for the nine month periods ended September 30, 2024 and September 30, 2023

99.4	Unaudited pro forma condensed consolidated financial information
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Summit Midstream Corporation
(Registrant)

Dated:	December 3, 2024	/s/ Matthew B. Sicinski
Matthew B. Sicinski, Senior Vice President and Chief Accounting Officer
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